                                                                    EXHIBIT 10.2

  Neither the Debentures nor the shares of common stock into which this Debenture is convertible have been registered under the Securities Act of 1933, as amended ("Act"), or applicable state securities laws ("State Acts") and shall not be sold, hypothecated, donated or otherwise transferred unless the Company shall have received an opinion of Legal Counsel for the Company, or such other evidence as may be satisfactory to Legal Counsel for the Company, to the effect that any such transfer shall not require registration under the Act and the State Acts.


                        BIODYNAMICS INTERNATIONAL, INC.
                         Its wholly-owned subsidiaries:

                BIODYNAMICS INTERNATIONAL (UNITED STATES), INC.
                  BIODYNAMICS INTERNATIONAL (DEUTSCHLAND) GMBH
                       BIODYNAMICS FOR PARTNERSHIPS, INC.

                          9.00% CONVERTIBLE DEBENTURE

                              $2,074,081.06 No: 1

                 Effective Date of issue: November 11, 1997

         BIODYNAMICS INTERNATIONAL, INC. (a Florida corporation) and its subsidiaries, Biodynamics International (United States), Inc. (a Florida corporation), Biodynamics International (Deutschland) GmbH (a German corporation), and Biodynamics For Partnerships, Inc. (a Florida corporation) (collectively hereinafter referred to as the "Company" or "Borrower") are indebted to and, for value received, herewith promise to pay to:

                     RENAISSANCE CAPITAL PARTNERS II, LTD.

or to its order, (together with any assignee, jointly or severally, the "Holder", or "Lender") on or before November 11, 2002 (the "Due Date") (unless this Debenture shall have been sooner called for redemption or presented for conversion as herein provided), the sum of Two Million, Seventy-four Thousand, Eighty-one and 06/100 Dollars ($2,074,081.06) (the "Principal Amount") and to pay interest on the Principal Amount at the rate of nine percent (9.00%) per annum as provided herein. In furtherance thereof, and in consideration of the premises, the Borrower covenants, promises and agrees as follows:

         1. INTEREST: Interest on the Principal Amount outstanding from time to time shall accrue at the rate of 9.00% per annum and be payable in monthly installments commencing January 1, 1998, and subsequent payments shall be made on the first day of each month thereafter until the Principal Amount and all accrued and unpaid interest shall have been paid in full. Overdue principal and interest on the Debenture shall, to the extent permitted by applicable law, bear interest at the rate of 12.00% per annum. All payments of both principal and interest shall be made at the address of the Holder hereof as it appears in the books and records of the Borrower, or at such other place as may be designated by the Holder hereof.

         2. MATURITY: If not sooner redeemed or converted, this Debenture shall mature on November 11, 2002 at which time all then remaining unpaid principal, interest and any other charges then due under the Loan Agreement shall be due and payable in full.

         3. MANDATORY PRINCIPAL INSTALLMENTS: If this Debenture is not sooner redeemed or converted, Borrower shall, pay to Holder, commencing on July 1, 1999, and the first day of each successive month thereafter prior to maturity, mandatory principal redemption installments, each of such installments to be in the amount of Ten Dollars ($10) per Thousand Dollars ($1,000) of the then remaining principal amount of the Debenture and further, at maturity, shall make a final installment of all of the remaining unpaid Principal Amount balance due plus the amount of any unpaid interest and other charges then due. Each of such installments shall be applied in partial redemption of the Debenture when received by Holder.

         4.      THIS SECTION INTENTIONALLY LEFT BLANK.

         5.      REDEMPTION:

                 (a) On any interest payment date, and after prior irrevocable notice as provided for below, this Debenture is redeemable, in whole but not in part, at 120% of the then outstanding principal amount if the following conditions are satisfied: (i) The closing bid price for the common stock averages at least $6.00 per share for the 21 consecutive trading days prior to the irrevocable notice and the common stock is listed or quoted on the National Market, the Small Cap System, AMEX or NYSE; (ii) the $6.00 bid price is supported by a minimum of $0.34 in net earnings per share of Common Stock in the aggregate for the last four consecutive fiscal quarters preceding the date of irrevocable notice, excluding any extraordinary gains of the Borrower; and
(iii) the Borrower will have already begun, and will continue to use its absolute best efforts to register the shares of common stock issuable upon conversion of the Debentures and shall complete such registration no later than 90 days after the Conversion Date. The foregoing earnings per share and bid price tests shall be duly adjusted for share splits, stock dividends, mergers, consolidations, and other recapitalizations.

         (b) The Borrower may exercise this right to redeem prior to maturity by giving notice (the "Redemption Notice") thereof to the holder of this Debenture as such name appears on the books of the Borrower, which notice shall specify the terms of redemption (including the place at which the holder may obtain payment), the total principal amount to be redeemed (such principal amount plus the premium thereon herein called the "Redemption Amount") and the date for redemption (the "Redemption Date"), which date shall not be less than 90 days nor more than 120 days after the date of the notice. On the Redemption Date, the Borrower shall pay all accrued unpaid interest on the Debenture up to and including the Redemption Date, and shall pay to the holder a dollar amount equal to the Redemption Amount. In the case of Debentures called for redemption, the conversion rights will expire at the close of business on the Redemption Date.

         6. CONVERSION RIGHT: The holder of this Debenture shall have the right, at holder's option, at any time, to convert all, or, in multiples of $100,000, any part of this Debenture into such number of fully paid and non-assessable shares of common stock, $0.01 par value, of Biodynamics International, Inc. (the "Common Stock") as shall be provided herein. The holder of this Debenture may exercise the conversion right by giving written notice (the "Conversion Notice") to Biodynamics International, Inc., the exercise of such right and stating the name or names in which the stock certificate or stock certificates for the shares of Common Stock are to be issued and the address to which such certificates shall be delivered. The Conversion Notice shall be accompanied by the Debenture. The number of shares of Common Stock that shall be issuable upon conversion of the Debenture shall equal the Principal Amount of the Debenture then outstanding divided by the Conversion Price as defined below and in effect on the date the Conversion Notice is given; provided, however, that in the event that this Debenture shall have been partially redeemed, converted, or repaid, shares of Common Stock shall be issued pro rata, rounded to the nearest whole share. Conversion shall be deemed to have been effected on the date the Conversion Notice, in the form attached, is received (the "Conversion Date"). Within 20 business days after receipt of the Conversion Notice, Borrower shall issue and deliver by hand against a signed receipt therefor or by United States registered mail, return receipt requested, to the address designated in the Conversion Notice, a stock certificate or stock certificates of Borrower representing the number of shares of Common Stock to which Holder is entitled and a check or cash in payment of all interest accrued and unpaid on the Debenture up to and including the Conversion Date. The conversion rights will be governed by the following provisions:

         (a) Conversion Price: On the issue date hereof and until such time as an adjustment shall occur, the Conversion Price shall be $0.4699688 per share; provided, however, that the Conversion Price shall be subject to adjustment at the times, and in accordance with the following provisions:

                 (i) Adjustment for Issuance of Shares at less than the Conversion Price: If and whenever any Additional Common Stock shares shall be issued by Biodynamics International, Inc. (the "Stock Issue Date") for a consideration per share less than the Conversion Price, then in each such case the initial Conversion Price shall be reduced to a new Conversion Price in an amount equal to the consideration per share received by Biodynamics International, Inc.,the additional shares of Common Stock then issued and the number of shares issuable to Holder upon conversion shall be proportionately increased; and, in the case of shares issued without consideration, the initial Conversion Price shall be reduced in amount and the number of shares issued upon conversion shall be increased in an amount so as to maintain for the Holder the right to convert the Debenture into shares equal in amount to the same percentage interest in the Common Stock of Biodynamics International, Inc. existed for the Holder immediately preceding the Stock Issue Date.

                 (ii) Sale of Shares: In case of the issuance of Additional Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of the cash received by Borrower for such shares, after any compensation or discount in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services or for any expenses incurred in connection therewith. In case of the issuance of any shares of Additional Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor, other than cash, shall be deemed to be the then Fair Market Value of the property received.

                 (iii) Reclassification of Securities: In case of the reclassification of securities into shares of Common Stock, the shares of Common Stock issued in such reclassification shall be deemed to have been issued for a consideration other than cash. Shares of Additional Common Stock issued by way of dividend or other distribution on any class of stock of Borrower shall be deemed to have been issued without consideration.

                 (iv) Split up or Combination of Shares: In case issued and outstanding shares of Common Stock shall be subdivided or split up into a greater number of shares of the Common Stock, the Conversion Price shall be proportionately decreased, and in case issued and outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price shall be proportionately increased, such increase or decrease, as the case may be, becoming effective at the time of record of the split-up or combination, as the case may be.

                 (v) Exceptions: The term "Additional Common Stock" herein shall mean all shares of Common Stock hereafter issued by Biodynamics International, Inc. (including Common Stock held in the treasury of Borrower), except (A) Common Stock issued upon the conversion of any of the Debentures; (B) Common Stock issued upon exercise of any warrants or stock purchase options issued and outstanding as of the date of this Debenture; (C) Common Stock issued pursuant to exercise of authorized or outstanding options under any currently existing stock option plans for the officers, directors, and certain other key personnel as defined in said stock option plans of Borrower as currently established.

                 (vi) The term "Fair Market Value," as used herein, is the value ascribed to consideration other than cash as determined by the Board of Directors of Biodynamics International, Inc. in good faith, which determination shall be final, conclusive and binding. If the Board of Directors shall be unable to agree as to such fair market value, then the issue of fair market value shall be submitted to arbitration under and pursuant to the rules and regulations of the American Arbitration Association, and the decision of the arbitrators shall be final, conclusive and binding, and a final judgment may be entered thereon; provided, however, that such arbitration shall be limited to determination of the fair market value of assets tendered in consideration for the issue of Common Stock.

         (b)   Adjustment for Mergers, Consolidations, Etc.:

               (i) In the event of distribution to all Common Stock holders of any stock, indebtedness of Borrower or assets (excluding cash dividends or distributions from retained earnings) or other rights to purchase securities or assets, then, after such event, the Debentures will be convertible into the kind and amount of securities, cash and other property which the holder of the Debentures would have been entitled to receive if the holder owned the Common Stock issuable upon conversion of the Debentures immediately prior to the occurrence of such event.

               (ii) In case of any capital reorganization, reclassification of the stock of Biodynamics International, Inc. (other than a change in par value or as a result of a stock dividend, subdivision, split up or combination of shares), this Debenture shall be convertible into the kind and number of shares of stock or other securities or property of Biodynamics International, Inc. which the holder of the Debenture would have been entitled to receive if the holder owned the Common Stock issuable upon conversion of the Debenture immediately prior to the occurrence of such event. The provisions of the immediately foregoing sentence shall similarly apply to successive reorganizations, reclassifications, consolidations, exchanges, leases, transfers or other dispositions or other share exchanges.

               (iii) Notice of Adjustment: (A) In the event Borrower shall propose to take any action which shall result in an adjustment in the Conversion Price, Biodynamics International, Inc. shall give notice to the holder of this Debenture, which notice shall specify the record date, if any, with respect to such action and the date on which such action is to take place. Such notice shall be given on or before the earlier of 10 days before the record date or the date which such action shall be taken. Such notice shall also set forth all facts (to the extent known) material to the effect of such action on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of this Debenture; (B) Following completion of an event wherein the Conversion Price shall be adjusted, Biodynamics International, Inc. shall furnish to the holder of this Debenture a statement, signed by the Chief Executive Officer of the Borrower of the facts creating such adjustment and specifying the resultant adjusted Conversion Price then in effect.

         (c) Conditions to Acquisition of Common Stock: The Borrower's obligation to issue Common Stock to the Holder upon conversion of this Debenture is subject to the conditions that (i) no preliminary or permanent injunction or other order against the acquisition, purchase, issuance or delivery of the Common Stock issued by an federal, state or foreign court of competent jurisdiction shall be in effect; and (ii) if the Holder is required by law, rule, or regulation promulgated by any governmental entity to comply with or seek approvals from any governmental entity prior to purchasing the Common Stock, such compliance or approvals must have been achieved or obtained by the Holder and proof thereof furnished to the Borrower, provided, however, that any failure by the Borrower to issue Common Stock to the Holder as a result of any of the foregoing conditions shall not affect or prejudice the Holder's right to acquire such Common Stock upon the subsequent satisfaction of such conditions.

         7.      THIS SECTION INTENTIONALLY LEFT BLANK.

         8. RESERVATION OF SHARES: Borrower warrants and agrees that it shall at all times reserve and keep available, free from preemptive rights, sufficient authorized and unissued shares of Common Stock to effect conversion of this Debenture.

         9.      REGISTRATION RIGHTS:

         (a) Shares issued upon conversion of this Debenture shall be restricted from transfer by the holder except if and unless the shares are duly registered for sale pursuant to the Securities Act of 1933, as amended, or the transfer is duly exempt from registration. The Holder has certain rights with respect to the registration of shares of Common Stock issued upon the conversion of this Debenture pursuant to the terms of the Loan Agreement. Borrower agrees that a copy of the Loan Agreement with all amendments, additions or substitutions therefor shall be available to the Holder at the offices of Borrower.

         (b) The Borrower may cause the following legend, or its equivalent, to be set forth on each certificate represent the Common Stock or any other security issued or issuable upon conversion of this Debenture, not theretofore distributed to the public or sold to underwriters, as defined by the Securities Act, for distribution to the public pursuant to Section 9(a) above:

         "The shares represented by this Certificate may not be offered for sale, sold or otherwise transferred, except pursuant to an effective registration statement under the Securities Act of 1933, "the Securities Act.") or pursuant to an exemption from registration under the Securities Act, the availability of which is to be established to the satisfaction of the Company."

         (c) The Holder agrees that, prior to the disposition of any Common Stock or other security acquired or acquirable upon the conversion hereof under circumstances that might require registration of such Common Stock or such other security under the Securities Act, or any similar federal or state statute, the Holder shall give written notice to the Borrower, expressing his intentions as to the disposition to be made of such Common Stock of other security issued or issuable upon conversion of the Debenture, except, that such notice shall not be required for a sale of the Common Stock of other security issued or issuable upon conversion of the Debenture made pursuant to the of Rule 144 promulgated under the Securities Act. Promptly upon receiving such notice, the Borrower shall present copies them its counsel. If, in the opinion of the Borrower's counsel, the proposed disposition does not require registration of the Common Stock of other security issued or issuable upon conversion of the Debenture under the Securities Act, or any similar federal or state statute, the Borrower shall, as promptly as practicable, notify the Holder of such opinion, whereupon the Holder shall be entitled to dispose of such Common Stock of other security issued or issuable upon conversion of the Debenture all in accordance with the terms of the notice delivered by the Holder to the Borrower.

         10. TAXES: The Borrower shall pay any documentary or other transactional taxes attributable to the issuance or delivery of this Debenture or the shares of Common Stock issued upon conversion by the Holder (excluding any federal, state or local income taxes and any franchise taxes or taxes imposed upon the Holder by the jurisdiction, or any political subdivision thereof, under which such Holder is organized or is qualified to do business.)

         11. DEFAULT:

         (a) Event of Default: An "Event of Default" shall exist if any one or more of the following events (herein, Collectively called "Events of Default") shall occur and be continuing:

                 (i) Borrower shall fail to pay (or shall state in writing an intention not to pay or its inability to pay), not later than 10 days after the due date, any installment of interest on or principal of, any Debenture or any fee, expense or other payment required hereunder;

                 (ii) Any representation or warranty made under the Loan Agreement, or any of the other Loan Documents, or in any certificate or statement furnished or made to Lender pursuant hereto or in connection herewith or with the Loans hereunder, shall prove to be untrue or inaccurate in any material respect as of the date on which such representation or warranty is made;

                 (iii) Default in the performance of any of the covenants or agreements of Borrower or its Subsidiaries, if any, contained under the Loan Agreement, Security Agreement, Pledge Agreement, or in any of the other Loan Documents, which default is not remedied within thirty
         (30) days after written notice thereof to Borrower from Lender, provided that such 30 day grace period shall not apply to default of any payment requirement or notice covenant made by Borrower;

                 (iv) Default shall occur in the payment of any material Indebtedness (other than the Obligation) of the Borrower or its Subsidiaries, if any, or default shall occur in respect of any note, loan agreement or credit agreement relating to any such Indebtedness, and such default shall continue for more than the period of grace, if any, specified therein and any such Indebtedness shall become due before its stated maturity by acceleration of the maturity thereof or shall become due by its terms and shall not be promptly paid or extended;

                 (v) Any of the Loan Documents shall cease to be legal, valid and binding agreements enforceable against the Borrower in accordance with the respective terms thereof or shall in any way be terminated or become or be declared ineffective or inoperative or shall in any way whatsoever cease to give or provide the respective rights, titles, interests, remedies, powers or privileges intended to be created thereby;

                 (vi) Borrower or its Subsidiaries, if any, shall (A) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor or liquidator of itself, or of all or substantially all of such Person's assets; (B) file a voluntary petition in bankruptcy, admit in writing that such Person is unable to pay such Person's debts as they become due or generally not pay such Person's debts as they become due; (C) make a general assignment for the benefit of creditors; (D) file a petition or answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws; (E) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against such Person in any bankruptcy, reorganization or insolvency proceeding; or
         (F) take corporate action for the purpose of effecting any of the foregoing;

                 (vii) An involuntary petition or complaint shall be filed against Borrower or any of its Subsidiaries seeking bankruptcy or reorganization of such Person or the appointment of a receiver, custodian, trustee, intervenor or liquidator of such Person, or all or substantially all of such Person's assets, and such petition or complaint shall not have been dismissed within sixty (60) days of the filing thereof or an order, order for relief, judgment or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of Borrower or its Subsidiary, if any, or appointing a receiver, custodian, trustee, intervenor or liquidator of such Person, or of all or substantially all of such Person's assets;

                 (viii) Any final judgment(s) for the payment of money in excess of the sum of $1,000,000 in the aggregate shall be rendered against Borrower or any Subsidiary and such judgment or judgments shall not be satisfied or discharged at least ten (10) days prior to the date on which any of its assets could be lawfully sold to satisfy such judgment;

                 (ix) The failure of Borrower to issue and deliver shares of Common Stock as provided herein upon conversion of the Debenture; or

                 (x) The failure to submit Lender's nominee, if any, for election to the Board of Directors of Borrower for any reason other than good cause.

         (b) Remedies Upon Event of Default: If an Event of Default shall have occurred and be continuing, then Lender may exercise any one or more of the following rights and remedies, and any other remedies provided in any of the Loan Documents, as Lender in its sole discretion, may deem necessary or appropriate:

                 (i) declare the unpaid Principal Amount (after application of any payments or installments received by Lender) of, and all interest then accrued but unpaid on, the Debentures and any other liabilities hereunder to be forthwith due and payable, whereupon the same shall forthwith become due and payable without presentment, demand, protest, notice of default, notice of acceleration or of intention to accelerate or other notice of any kind, all of which Borrower hereby expressly waives;

                 (ii)     reduce any claim to judgment; and/or

                 (iii) without notice of default or demand, pursue and enforce any of Lender's rights and remedies under the Loan Documents, or otherwise provided under or pursuant to any applicable law or agreement, all of which rights may be specifically enforced.

         (c) Remedies Nonexclusive: Each right, power or remedy of the holder hereof upon the occurrence of any Event of Default as provided for in this Debenture or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this, Debenture or now or hereafter existing at law or in equity or by statute, and the exercise or beginning of the exercise by the holder or transferee hereof of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the holder of any or all such other rights, powers or remedies.

         (d) Expenses: Upon the occurrence of a Default or an Event of Default, which occurrence is not cured within the notice provisions, if any provided therefore, Borrower agrees to pay and shall pay all costs and expenses (including Lender's attorney's fees and expenses) reasonably incurred by Lender in connection with the preservation and enforcement of Lender's rights under the Loan Agreement, the Debentures, or any other Loan Document.

         12. FAILURE TO ACT AND WAIVER: No failure or delay by the holder hereof to require the performance of any term or terms of this Debenture or not to exercise any right or any remedy shaft constitute a waiver of any such term or of any right or of any default, nor shall such delay or failure preclude the holder hereof from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Debenture, the holder hereof shall not be deemed to waive the right either to require payment when due of all other amounts payable, or to later declare a default for failure to effect such payment of any such other amount. The failure of the holder of this Debenture to give notice of any failure or breach of the Borrower under this Debenture shall not constitute a waiver of any right or remedy in respect of such continuing failure or breach or any subsequent failure or breach.

         13. CONSENT TO JURISDICTION: The Borrower hereby agrees and consents that any action, suit or proceeding arising out of this Debenture may be brought in any appropriate court in the State of Texas including the United States District Court for the Northern District of Texas, or in any other court having jurisdiction over the subject matter, all at, the sole election of the holder hereof, and by the issuance and execution of this Debenture the Borrower irrevocably consents to the jurisdiction of each such court. The Borrower hereby irrevocably appoints CT Corporation, Dallas, Texas, as agent for the Borrower to accept service of process for and on behalf of the Borrower in any action, suit or proceeding arising out of this Debenture. Except for default in payment of interest or principal when and as they become due, and except as otherwise specifically set forth herein or otherwise agreed to in writing by the parties, any action dispute, claim or controversy (all such herein called "Dispute") between or among the parties as to the facts or the interpretation of the Debenture shall be resolved by arbitration as set forth in Section 1
1.05 of the Loan Agreement.

         14. HOLDERS RIGHT TO REQUEST MULTIPLE DEBENTURES: The Holder shall, upon written request and presentation of the Debenture, have the right, at any interest payment date, to request division of this Debenture into two or more units, each of such to be in such amounts as shall be requested; provided however that no Debentures shall be issued in denominations of face amount less than $100,000.00.

         15. TRANSFER: This Debenture may be transferred on the books of the Borrower by the registered Holder hereof, or by Holder's attorney duly authorized in writing, only upon (i) delivery to the Borrower of a duly executed assignment, in the form attached hereto, of the Debenture, or part thereof, to the proposed new Holder, along with a current notation of the amount of payments received and net Principal Amount yet unfunded, and presentment of such Debenture to the Borrower for issue of a replacement Debenture, or Debentures, in the name of the new Holder; (ii) the designation by the new Holder of the Lender's agent for notice, such agent to be the sole party to whom Borrower shall be required to provide notice when notice to Lender is required hereunder and who shall be the sole parry authorized to represent Lender in regard to modification or waivers under the Debenture, the Loan Agreement, or other Loan Documents; and any action, consent or waiver, (other than a compromise of principal and interest), when given or taken by Lender's agent for notice, shall be deemed to be the action of the holders of a majority in amount of the Principal Amount of the Debentures, as such holders are recorded on the books of the Borrower; and
(iii) in compliance with the legend to read "The Securities represented by this Debenture have not been registered under the Securities Act of 1933, as amended ("Act"), or applicable state securities laws ("State Acts") and shall not be sold, hypothecated, donated or otherwise transferred unless the Company shall have received an opinion of Legal Counsel for the Company, or such other evidence as may be satisfactory to Legal Counsel for the Company, to the effect that any such transfer shall not require registration under the Act and the State Acts."

         The Borrower shall be entitled to treat any holder of record of the Debenture as the Holder in fact thereof and of the Debenture and shall not be bound to recognize any equitable or other claim to or interest in this Debenture in the name of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of Texas.

         16. NOTICES: All notices and communications under this Debenture shall be in writing and shall be either delivered in person or by overnight service such as FedEx and accompanied by a signed receipt therefor; or mailed first-class United States certified mail, return receipt requested, postage prepaid, and addressed as follows: (i) if to the Borrower at its address for notice as stated in the Loan Agreement; and, (ii) if to the holder of this Debenture, to the address (a) of such holder as it appears on the books of the Borrower, or (b) in the case of a partial assignment to one or more holders, to the Lender's agent for notice, as the case may be. Any notice of communication shall be deemed given and received as of the date of such delivery if delivered; or if mailed, then three days after the date of mailing.

         17. MAXIMUM INTEREST RATE: Regardless of any provision contained in this Debenture, Lender shall never be entitled to receive, collect or apply as interest on the Debenture any amount in excess of interest calculated at the Maximum Rate, and, in the event that Lender ever receives, collects or applies as interest any such excess, the amount which would be excessive interest shall be deemed to be a partial prepayment of principal and treated hereunder as such, and, if the principal amount of the Debenture is paid in full, any remaining excess shall forthwith be paid to Borrower. In determining whether or not the interest paid or payable under any specific contingency exceeds interest calculated at the Maximum Rate, Borrower and Lender shall, to the maximum extent permitted under applicable law, (i) characterize any non principal payment as an expense, fee or premium rather than as interest; (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, pro rate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term of the Debenture; provided that, if the Debenture is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds interest calculated at the Maximum Rate, Lender shall refund to Borrower the amount of such excess or credit the amount of such excess against the principal amount of the Debenture and, in such event, Lender shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving or receiving interest in excess of interest calculated at the Maximum Rate.

         (a) "Maximum Rate" shall mean, on any day, the highest non-usurious rate of interest (if any) permitted by applicable law on such day that at any time, or from time to time, may be contracted for, taken, reserved, charged or received on the Indebtedness evidenced by the Debenture under the laws which are presently in effect of the United States of America and the State of Texas or by the laws of any other jurisdiction which are or may be applicable to the holders of the Debenture and such Indebtedness or, to the extent permitted by law, under such applicable laws of the United States of America and the State of Texas or by the laws of any other jurisdiction which are or may be applicable to the holder of the Debenture and which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow.

         18. RIGHTS UNDER LOAN AGREEMENT: This Debenture is issued pursuant to that certain Convertible Debenture Loan Agreement dated as of November 11, 1997 by and between Biodynamics International, Inc. and its subsidiaries as co-borrower and Renaissance Capital Partners II, Ltd. as Lender, (the "Loan Agreement'), and the holder hereof is entitled to all the rights and benefits, and is subject to all the obligations of Lender under said agreement, including the maximum interest rates limitations as specified in
Section 11.07 thereof. Both Borrower and Lender have participated in the negotiation and preparation of the Loan Agreement and of this Debenture. Borrower agrees that a copy of the Loan Agreement with all amendments, additions and substitutions therefor shall be available to the Holder at the offices of Borrower.

         19. DEFINED TERMS: Capitalized Terms used but not defined herein shall have the meaning given them in the Loan Agreement.

         20. GOVERNING LAW: This Debenture shall be governed by and construed and enforced in accordance with the laws of the State of Texas, or, where applicable, the laws of the United States.

                            (Signature Page Follows)

         IN WITNESS WHEREOF, the undersigned Borrowers have caused this Debenture to be duly issued and executed on the 30th day of December, 1997, to be effective as of November 11, 1997.

                                        BIODYNAMICS INTERNATIONAL, INC.

                                        By:________________________________

                                        Attest by:_________________________


                                        CO-BORROWER

                                        BIODYNAMICS INTERNATIONAL (UNITED
                                        STATES), INC.

                                        By: ________________________________

                                        Attest by: _________________________


                                        CO-BORROWER

                                        BIODYNAMICS INTERNATIONAL
                                        (DEUTSCHLAND), GMBH

                                        By: ________________________________

                                        Attest by: _________________________


                                        CO-BORROWER

                                        BIODYNAMICS FOR PARTNERSHIPS, INC.

                                        By: ________________________________

                                        Attest by: _________________________

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned ______________________________
hereby sell(s), assign(s), and transfer(s) unto____________________________
the following right represented by the within Debenture pursuant to the terms and conditions of this Debenture held by the undersigned:





         The undersigned hereby authorizes and directs BIODYNAMICS INTERNATIONAL, INC. to (i) issue and deliver to the above-named assignee a new Debenture pursuant to which the rights being assigned may be exercised, and
(ii) if there are rights remaining pursuant to the undersigned's Debenture after the assignment contemplated herein, to issue and deliver to the undersigned a new Debenture evidencing such remaining rights after issuance and delivery of this Debenture to the above-named assignee. Except for the face value of the Debenture, and the number of shares of Common Stock that may be purchased, the new Debentures to be issued and delivered by the Borrower are to contain the same terms and conditions as the undersigned's Debenture. To complete the assignment contemplated by this Agreement, the undersigned irrevocably appoints _____________________________ as the undersigned's attorney-in-fact to transfer this Debenture and the rights thereunder on the books to the Borrower with the full power of substitution for these purposes.


                                        ________________________________________
                                        Printed Name of the Holder

                                        ________________________________________
                                        Signature

                                        ________________________________________
                                        Date


_____________________________________________________________________________
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Debenture, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or trust company having an office or correspondent in the State of Texas or Florida or by a firm having membership on a registered national securities exchange and an office in the State of Texas or Florida.

                               CONVERSION NOTICE

 (To be executed by the Holder desiring to exercise the right to acquire shares of Common Stock of BIODYNAMICS INTERNATIONAL, INC. pursuant to this Debenture.)


         THE UNDERSIGNED HOLDER of a Debenture convertible into shares of Common Stock ("Shares") of BIODYNAMICS INTERNATIONAL, INC., a Florida corporation, hereby elects to convert, pursuant to the provisions of the Holder's Debenture dated _______________ held by the undersigned, to the extent
of purchasing the following number of such Shares __________________ (     );
and requests that a stock certificate for such Shares be issued in the name of, and delivered to ___________________________, whose address is ___________________________________________, and further requests, if the number of Shares purchased are not all the Shares that may be acquired pursuant to the unconverted portion of this Debenture, that a new Debenture of like tenor for the remaining Shares that may be acquired pursuant to this Debenture be issued and delivered to the undersigned.


                                        _______________________________________
                                        Printed Name

                                        _______________________________________
                                        Signature

                                        _____________________________________

                                        _____________________________________

                                        _____________________________________
                                        Address

                                        _______________________________________
                                        Date

(Signature must conform in all respects to the name of the Holder as specified on the face of this Debenture.)





                                      -13-